UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09805

Prudential Investment Portfolios 3

f/k/a JennisonDryden Opportunity Funds

Exact name of registrant as specified in charter:

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 800-225-1852

Date of fiscal year end: 2/28/2010

Date of reporting period: 2/28/2010

Item 1 – Reports to Stockholders –

ANNUAL REPORT	FEBRUARY 28, 2010

Prudential Jennison Select Growth Fund

(Formerly known as Jennison Select Growth Fund)

Fund Type Large cap stock Objective Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential Financial, the Rock Prudential logo, Jennison Associates, and Jennison are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

April 15, 2010

Dear Shareholder:

Recently we announced the renaming of JennisonDryden, Prudential Financial’s mutual fund family, to Prudential Investments. As a result of this change, each of our funds has been renamed to feature “Prudential” as part of its new name. The name of your fund has changed from the Jennison Select Growth Fund to the Prudential Jennison Select Growth Fund.

While the name of your fund has changed, its investment objectives and portfolio management team remain the same. No action is required on your part. If you participate in an automatic investment plan, your account continues to be invested in the Fund under its new name.

Featuring the Prudential name in our funds creates an immediate connection to the experience and heritage of Prudential, a name recognized by millions for helping people grow and protect their wealth.

On the following pages, you will find your fund’s annual report, including an analysis of its performance over its fiscal year in addition to other data. If you have questions about your fund or the renaming of our mutual fund family, please contact your financial professional or visit our website at www.prudentialfunds.com.

Sincerely,

Judy A. Rice, President

Prudential Jennison Select Growth Fund

Prudential Jennison Select Growth Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Prudential Jennison Select Growth Fund is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A and Class L have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.87%; Class B, 2.57%; Class C, 2.57%; Class L, 2.07%; Class M, 2.57%; Class X, 2.57%; Class Z, 1.57%. Net operating expenses apply to: Class A, 1.82%; Class B, 2.57%; Class C, 2.57%; Class L, 2.07%; Class M, 2.57%; Class X, 2.57%; Class Z, 1.57%, after contractual reduction through 6/30/2011.

Cumulative Total Returns as of 2/28/10
	One Year	Five Years	Since Inception[1]
Class A	48.18%	17.87%	–26.80%
Class B	47.08	13.50	–31.90
Class C	47.08	13.50	–31.90
Class L	47.97	N/A	–11.86
Class M	47.08	N/A	–12.92
Class X	47.08	N/A	–12.92
Class Z	48.71	19.40	–24.90
Russell 1000 Growth Index[2]	54.19	9.80	**
S&P 500 Index[3]	53.55	1.88	***
Lipper Large-Cap Growth Funds Avg.[4]	49.40	6.10	****

Average Annual Total Returns[5] as of 3/31/10
	One Year	Five Years	Since Inception[1]
Class A	39.33%	4.05%	–3.09%
Class B	41.65	4.30	–3.25
Class C	45.45	4.44	–3.26
Class L	38.77	N/A	–5.05
Class M	40.65	N/A	–4.80
Class X	40.65	N/A	–4.80
Class Z	47.87	5.49	–2.28
Russell 1000 Growth Index[2]	49.75	3.42	**
S&P 500 Index[3]	49.73	1.92	***
Lipper Large-Cap Growth Funds Avg.[4]	46.16	2.64	****

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, Class B, Class C, and Class Z, 6/2/00; Class L, Class M, and Class X, 10/29/07.

2The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the U.S. have performed.

4The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, and 1.00%, respectively. Class Z shares are not subject to a 12b-1 fee. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Russell 1000 Growth Index Closest Month-End to Inception cumulative total returns as of 2/28/10 are –32.02% for Class A, Class B, Class C, and Class Z; and –19.81% for Class L, Class M, and Class X. Russell 1000 Growth Index Closest Month-End to Inception average annual total returns as of 3/31/10 are –3.30% for Class A, Class B, Class C, and Class Z; and –6.58% for Class L, Class M, and Class X.

***S&P 500 Index Closest Month-End to Inception cumulative total returns as of 2/28/10 are –7.03% for Class A, Class B, Class C, and Class Z; and –24.63% for Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 3/31/10 are –0.15% for Class A, Class B, Class C, and Class Z; and –8.86% for Class L, Class M, and Class X.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 2/28/10 are –21.89% for Class A, Class B, Class C, and Class Z; and –23.87% for Class L, Class M, and Class X. Lipper Average Closest Month-End to Inception average annual total returns as of 3/31/10 are –2.18% for Class A, Class B, Class C, and Class Z; and –8.60% for Class L, Class M, and Class X.

Investors cannot invest directly in an index. The returns for the Russell 1000 Growth Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 1000 Growth Index, S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Prudential Jennison Select Growth Fund	3

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 2/28/10
Apple, Inc., Computers & Peripherals	5.1%
Google, Inc. (Class A Stock), Internet Software & Services	4.9
Microsoft Corp., Software	3.9
Medco Health Solutions, Inc., Healthcare Providers & Services	3.8
Visa, Inc. (Class A Stock), IT Services	3.6

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/10
Computers & Peripherals	10.6%
Software	9.0
Communications Equipment	7.3
Internet Software & Services	6.4
IT Services	6.1

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Select Growth Fund’s Class A shares returned 48.18% in the 12 months ended February 28, 2010, underperforming the 54.19% return of the benchmark Russell 1000® Growth Index (the Growth Index), the 53.55% return of the style neutral S&P 500 Index, and the 49.40% return of the Lipper Equity Large-Cap Growth Funds Average.

Every sector in the Growth Index posted a very strong gain, with advances in financials, industrials, information technology, and consumer discretionary sectors exceeding 60%. The Fund’s financials, information technology, and consumer discretionary sectors posted gains that surpassed 60% as well, while holdings in materials declined. The Fund’s underperformance was primarily due to an overweight position in healthcare, which although advancing significantly, lagged the even stronger cyclical gains of several other sectors.

How is the Fund managed?

Jennison uses what is known as a growth investment style to select approximately 20-50 securities. Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the security-selection process. Jennison considers selling or reducing an equity position when, in the opinion of the portfolio manager, the equity has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A stock’s price decline does not necessarily mean that Jennison will sell the equity at that time.

What was the market environment like for stocks?

Equity markets rebounded impressively in the fiscal year that began on March 1, 2009, as the economy showed signs of stabilization and then expansion. After four consecutive quarters of contraction—the longest period since the Great Depression—the U.S. economy grew at annual rates of 2.2% in 2009’s third quarter and 5.6% in the year’s final three months. Corporate profits, which improved much more than thought possible at the beginning of the fiscal year—largely due to workforce and inventory reductions—provided much of the fuel for the recovery in equities. Favorable interest rate and liquidity conditions were also instrumental in spurring the rally. Inflation remained subdued.

Over the reporting period, most measures of economic activity, although not yet indicative of a solid recovery, improved substantially from their recessionary lows.

Prudential Jennison Select Growth Fund	5

Strategy and Performance Overview (continued)

The rate of job losses continued to moderate, pointing to a possible peak in unemployment. Retail sales were significantly better than year-earlier depressed levels, as were automobile sales, largely on the stimulus-incentive “cash for clunkers” program. First-time homebuyers’ tax credits likewise helped foster improvement in the housing market. Across the corporate landscape, cost-cutting and inventory reductions remained in force, prompting additional increases in earnings projections for 2010.

Furious deal-making among Washington policymakers led to various compromises on proposed healthcare reform legislation. Proposals at the end of the reporting period appeared to be less disruptive to various healthcare industry constituencies than originally anticipated, even while the final scope and details of legislation remained undetermined.

Which holdings made the largest positive contributions to the Fund’s return?

Information technology holdings, including Apple, Adobe Systems, and Baidu, contributed most to the Fund’s return. Apple continues to be a prime beneficiary of the digitization of music, photos, and video because of its cutting-edge software for managing, editing, and sharing content. With its iPhone, Apple also is gaining access to significant incremental growth opportunities in the mobile phone market. Adobe designs software for desktop, Internet, electronic book, and print publishing; web design; and video streaming. Jennison expects the company to continue to benefit from strong growth trends for next-generation Internet applications and the growing popularity of digital photography and online video. Beijing-based Baidu is the world’s dominant Chinese-language Internet search engine. Jennison believes the Chinese search market is still in its early growth stage and likes Baidu’s improving execution and exploration of long-term income-generating opportunities.

Stock selection was also strong in the consumer discretionary sector, where Amazon.com’s strong earnings reflected the shift toward e-commerce as well as Amazon’s continued market share gains. Disney, another consumer discretionary holding, also reported strong earnings. Goldman Sachs was a standout in financials, benefiting from strong capital markets activity, declining systemic risks, and an improving investment banking deal pipeline. In healthcare, optical care leader Alcon rose on better-than-expected earnings and moves by Swiss pharmaceutical company Novartis to buy a majority stake in it.

Which holdings detracted most from the Fund’s return?

Healthcare positions, including Thermo Fisher Scientific, Genzyme, and Illumina, detracted most from the Fund’s performance relative to the benchmark. Thermo, which provides instruments and services to scientists, engineers, manufacturers, and

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regulators, declined on disappointing earnings and revenue. Genzyme fell after the Food and Drug Administration raised issues about one of the company’s key drugs in development. The manager eliminated the Fund’s position in both stocks. Although Illumina’s earnings also fell short of expectations, Jennison believes the company is positioned to benefit as next-generation sequencing enters what should be a significant growth stage. Illumina’s genotyping, next-generation sequencing, and gene-expression tools enable faster disease diagnoses, better drugs, and individualized treatments.

In energy, First Solar declined as discounting by competitors pressured its pricing and margins. Oil services company Weatherford International reported lower-than-projected earnings and suffered from concerns that its largest project, which is off the coast of Mexico, might be reevaluated by Pemex, Mexico’s national oil company. The manager eliminated positions in both stocks.

Were there significant changes to the portfolio?

The selection of individual stocks based on company-specific fundamentals drives the Fund’s sector allocations. Over the fiscal year, the manager increased weights in information technology, consumer discretionary, and industrials, while reducing exposure to healthcare and consumer staples.

Positions were established in companies such as Microsoft, Apache, and Juniper Networks. Jennison expects Microsoft to benefit in 2010 as corporations upgrade their aging personal computer software and move to the company’s new operating system, Windows 7. Oil and gas exploration and production company Apache anticipates that its Egyptian operations should show better-than-expected production growth. Jennison believes Juniper, which makes computer network routers, is positioned to take advantage of next-generation network infrastructure expansion and expects it to gain from both robust organic growth in its end markets and the deteriorating position of former infrastructure providers.

Positions in other stocks, such as PepsiCo, Monsanto, and International Business Machines, were eliminated due to reduced earnings expectations.

Prudential Jennison Select Growth Fund	7

Comments on Five Largest Holdings

As of 2/28/10

5.1%	Apple, Inc., Computers and Peripherals

Please see section containing comments on the Fund’s largest contributors for the reporting period.

4.9%	Google, Inc. (Class A Stock), Internet Software and Services

Google’s technological lead and dominant position in Internet search is a unique strength that has enabled it to generate income from search traffic at a meaningfully higher rate than its competitors, in Jennison’s view. Jennison believes the company’s continued investment in capacity and research and development should lead to new streams of revenue through product innovation, new formats, and new technologies.

3.9%	Microsoft Corp., Software

Jennison expects Microsoft to benefit in 2010 as corporations upgrade their aging personal computer software and move to Microsoft’s new operating system, Windows 7. Jennison sees financial leverage in the wake of Microsoft’s structural cost improvements and likes the company’s free cash flow—with capital expenditures expected to decline, research and development investments moderating, and no major mergers planned, cash could be used for the benefit of shareholders. Jennison also believes gross margins could expand as higher-margin businesses improve.

3.8%	Medco Health Solutions, Inc., Healthcare Providers and Services

Medco is the country’s largest pharmacy-benefits management company (PBM). Jennison likes the PBM industry’s positive fundamental outlook and expects Medco’s growth over the next few years to be fueled by generics, specialty pharmacy, new business, and capital structure improvements.

3.6%	Visa, Inc. (Class A Stock), IT Services

Visa licenses the Visa name to member institutions, which issue and market their own Visa products and participate in the VisaNet payment system (which provides authorization, transaction processing, and settlement services). Jennison expects continued growth in Visa’s gross dollar volume (the total value of its cardholders’ transactions) as consumers continue shifting from paper money to electronic credit/debit transactions. Jennison also likes the company’s dominant U.S. debit market share, marketing scale, sold execution, and strong financials.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2009, at the beginning of the period, and held through the six-month period ended February 28, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Prudential Jennison Select Growth Fund	9

Fees and Expenses (continued)

expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Select Growth Fund		Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,134.90	1.63%	$8.63
	Hypothetical	$1,000.00	$1,016.71	1.63%	$8.15

Class B	Actual	$1,000.00	$1,131.20	2.38%	$12.58
	Hypothetical	$1,000.00	$1,012.99	2.38%	$11.88

Class C	Actual	$1,000.00	$1,131.20	2.38%	$12.58
	Hypothetical	$1,000.00	$1,012.99	2.38%	$11.88

Class L	Actual	$1,000.00	$1,134.00	1.88%	$9.95
	Hypothetical	$1,000.00	$1,015.47	1.88%	$9.39

Class M	Actual	$1,000.00	$1,131.20	2.38%	$12.58
	Hypothetical	$1,000.00	$1,012.99	2.38%	$11.88

Class X	Actual	$1,000.00	$1,131.20	2.38%	$12.58
	Hypothetical	$1,000.00	$1,012.99	2.38%	$11.88

Class Z	Actual	$1,000.00	$1,137.90	1.38%	$7.32
	Hypothetical	$1,000.00	$1,017.95	1.38%	$6.90

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2010, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of February 28, 2010

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.8%
COMMON STOCKS

Aerospace & Defense 4.0%
32,300	Boeing Co.	$2,040,068
28,010	Precision Castparts Corp.	3,158,128
31,100	United Technologies Corp.	2,135,015

		7,333,211

Biotechnology 4.9%
70,000	Celgene Corp.(a)	4,166,400
100,800	Gilead Sciences, Inc.(a)	4,799,088

		8,965,488

Capital Markets 5.4%
181,550	Charles Schwab Corp. (The)	3,324,180
41,200	Goldman Sachs Group, Inc. (The)	6,441,620

		9,765,800

Communications Equipment 7.3%
188,200	Cisco Systems, Inc.(a)	4,578,906
148,600	Juniper Networks, Inc.(a)	4,157,828
124,450	QUALCOMM, Inc.(b)	4,566,071

		13,302,805

Computers & Peripherals 10.6%
45,305	Apple, Inc.(a)	9,270,309
125,200	Hewlett-Packard Co.	6,358,908
124,400	NetApp, Inc.(a)	3,733,244

		19,362,461

Diversified Financial Services 1.8%
191,900	Bank of America Corp.	3,197,054

Energy Equipment & Services 3.5%
104,410	Schlumberger Ltd.	6,379,451

Food & Staples Retailing 2.2%
65,100	Costco Wholesale Corp.	3,969,147

Food Products 1.8%
109,050	Unilever PLC (United Kingdom), ADR	3,210,432

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	11

Portfolio of Investments

as of February 28, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Equipment & Supplies 5.9%
39,500	Alcon, Inc.	$6,308,940
78,100	Baxter International, Inc.	4,446,233

		10,755,173

Healthcare Providers & Services 4.8%
20,500	Express Scripts, Inc.(a)	1,968,205
108,400	Medco Health Solutions, Inc.(a)	6,855,216

		8,823,421

Hotels, Restaurants & Leisure 1.0%
67,100	Marriott International, Inc. (Class A Stock)	1,819,081

Household Products 1.6%
34,800	Colgate-Palmolive Co.	2,886,312

Internet & Catalog Retail 3.4%
51,800	Amazon.com, Inc.(a)	6,133,120

Internet Software & Services 6.4%
5,266	Baidu, Inc. (China), ADR(a)	2,731,369
17,040	Google, Inc. (Class A Stock)(a)	8,976,672

		11,708,041

IT Services 6.1%
20,600	Mastercard, Inc. (Class A Stock)(b)	4,622,022
76,400	Visa, Inc. (Class A Stock)	6,515,392

		11,137,414

Media 2.7%
159,210	Walt Disney Co. (The)	4,973,720

Oil, Gas & Consumable Fuels 5.0%
36,300	Apache Corp.	3,762,132
67,400	Occidental Petroleum Corp.	5,381,890

		9,144,022

Pharmaceuticals 5.3%
51,700	Abbott Laboratories	2,806,276
39,300	Shire PLC (Ireland), ADR(b)	2,535,636
73,300	Teva Pharmaceutical Industries Ltd. (Israel), ADR	4,398,733

		9,740,645

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Road & Rail 1.7%
46,500	Union Pacific Corp.	$3,132,705

Semiconductors & Semiconductor Equipment 1.2%
110,900	Intel Corp.	2,276,777

Software 9.0%
163,100	Adobe Systems, Inc.(a)	5,651,415
247,700	Microsoft Corp.	7,099,082
73,400	VMware, Inc. (Class A Stock)(a)	3,634,034

		16,384,531

Textiles, Apparel & Luxury Goods 4.2%
82,800	Coach, Inc.(b)	3,017,232
69,110	NIKE, Inc. (Class B Stock)	4,671,836

		7,689,068

	Total long-term investments (cost $133,430,257)	182,089,879

SHORT-TERM INVESTMENTS 7.3%

Affiliated Money Market Mutual Fund
13,243,467	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Series (cost $ 13,243,467; includes $12,421,256 of cash collateral received for securities on loan) (Note 3)(c)(d)	13,243,467

	Total Investments 107.1% (cost $146,673,724; Note 5)	195,333,346
	Liabilities in excess of other assets (7.1%)	(12,900,991)

	Net Assets 100.0%	$182,432,355

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt.

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $12,142,300; cash collateral of $12,421,256 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Series.

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	13

Portfolio of Investments

as of February 28, 2010 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$182,089,879	—	—
Affiliated Money Market Mutual Fund	13,243,467	—	—

	195,333,346	—	—
Other Financial Instruments*	—	—	—

Total	$195,333,346	—	—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of February 28, 2009 and February 28, 2010, the Fund did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2010 were as follows:

Computers & Peripherals	10.6%
Software	9.0
Affiliated Money Market Mutual Fund (including 6.8% of collateral received for securities on loan)	7.3
Communications Equipment	7.3
Internet Software & Services	6.4
IT Services	6.1
Healthcare Equipment & Supplies	5.9
Capital Markets	5.4
Pharmaceuticals	5.3
Oil, Gas & Consumable Fuels	5.0

See Notes to Financial Statements.

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Industry (cont’d.)
Biotechnology	4.9%
Healthcare Providers & Services	4.8
Textiles, Apparel & Luxury Goods	4.2
Aerospace & Defense	4.0
Energy Equipment & Services	3.5
Internet & Catalog Retail	3.4
Media	2.7
Food & Staples Retailing	2.2
Diversified Financial Services	1.8
Food Products	1.8
Road & Rail	1.7
Household Products	1.6
Semiconductors & Semiconductor Equipment	1.2
Hotels, Restaurants & Leisure	1.0

107.1
Liabilities in excess of other assets	(7.1)

100.0%

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	15

Statement of Assets and Liabilities

as of February 28, 2010

Assets
Investments at value, including securities on loan of $12,142,300:
Unaffiliated investments (cost $133,430,257)	$182,089,879
Affiliated investments (cost $13,243,467)	13,243,467
Cash	15
Receivable for investments sold	328,913
Dividends receivable	207,998
Receivable for Fund shares sold	37,187
Foreign tax reclaim receivable	35,975
Prepaid expenses	14,739

Total assets	195,958,173

Liabilities
Payable to broker for collateral for securities on loan	12,421,256
Payable for investments purchased	351,083
Accrued expenses and other liabilities	285,873
Payable for Fund shares reacquired	235,421
Management fee payable	123,995
Distribution fee payable	68,707
Affiliated transfer agent fee payable	33,383
Deferred trustees’ fees	6,100

Total liabilities	13,525,818

Net Assets	$182,432,355

Net assets were comprised of:
Shares of beneficial interest, at par	$25,475
Paid-in capital in excess of par	269,301,872

269,327,347
Accumulated net investment loss	(6,100)
Accumulated net realized loss on investments	(135,548,514)
Net unrealized appreciation on investments	48,659,622

Net assets, February 28, 2010	$182,432,355

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($104,234,435 ÷ 14,235,261 shares of beneficial interest issued and outstanding)	$7.32
Maximum sales charge (5.50% of offering price)	.43

Maximum offering price to public	$7.75

Class B
Net asset value, offering price and redemption price per share ($7,875,234 ÷ 1,155,860 shares of beneficial interest issued and outstanding)	$6.81

Class C
Net asset value, offering price and redemption price per share ($33,357,622 ÷ 4,898,997 shares of beneficial interest issued and outstanding)	$6.81

Class L
Net asset value, offering price and redemption price per share ($20,573,383 ÷ 2,826,021 shares of beneficial interest issued and outstanding)	$7.28

Class M
Net asset value, offering price and redemption price per share ($7,149,474 ÷ 1,049,201 shares of beneficial interest issued and outstanding)	$6.81

Class X
Net asset value, offering price and redemption price per share ($5,802,015 ÷ 851,768 shares of beneficial interest issued and outstanding)	$6.81

Class Z
Net asset value, offering price and redemption price per share ($3,440,192 ÷ 458,256 shares of beneficial interest issued and outstanding)	$7.51

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	17

Statement of Operations

Year Ended February 28, 2010

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $46,968)	$2,385,017
Affiliated income from securities loaned, net	42,860
Affiliated dividend income	15,641

Total income	2,443,518

Expenses
Management fee	1,503,795
Distribution fee—Class A	226,501
Distribution fee—Class B	71,484
Distribution fee—Class C	308,898
Distribution fee—Class L	98,252
Distribution fee—Class M	90,254
Distribution fee—Class X	70,819
Transfer agent’s fee and expenses (including affiliated expense of $199,400)	820,000
Reports to shareholders	85,000
Registration fees	67,000
Custodian’s fees and expenses	63,000
Trustees’ fees	23,000
Legal fees and expenses	22,000
Audit fee	22,000
Insurance	2,000
Miscellaneous expenses	13,425

Total expenses	3,487,428
Less: expense subsidy (Note 2)	(116,962)

Net expenses	3,370,466

Net investment loss	(926,948)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	16,509,444
Net change in unrealized appreciation (depreciation) on investments	46,165,657

Net gain on investments	62,675,101

Net Increase In Net Assets Resulting From Operations	$61,748,153

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended February 28,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(926,948)	$(1,863,609)
Net realized gain (loss) on investments	16,509,444	(48,135,082)
Net change in unrealized appreciation (depreciation) on investments	46,165,657	(14,811,544)

Net increase (decrease) in net assets resulting from operations	61,748,153	(64,810,235)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	21,582,925	10,920,541
Cost of shares reacquired	(33,152,585)	(42,372,104)

Net decrease in net assets resulting from Fund share transactions	(11,569,660)	(31,451,563)

Total increase (decrease)	50,178,493	(96,261,798)

Net Assets
Beginning of year	132,253,862	228,515,660

End of year	$182,432,355	$132,253,862

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	19

Notes to Financial Statements

Prudential Investment Portfolios 3 (formerly, JennisonDryden Opportunity Funds, formerly, Strategic Partners Opportunity Funds) (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust currently consists of three funds: Prudential Jennison Select Growth Fund (formerly Jennison Select Growth Fund) (the “Fund”), Prudential Strategic Value Fund (formerly Dryden Strategic Value Fund) and Prudential Jennison Market Neutral Fund. These financial statements relate to Prudential Jennison Select Growth Fund, a non-diversified Fund. The financial statements of the Prudential Jennison Strategic Value Fund and Prudential Jennison Market Neutral Fund are not presented herein. The Trust was established as a Delaware business trust on January 28, 2000.

The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily (at least 65% of its total assets) in approximately 40 equity-related securities that are selected by the Fund investment subadviser, as having strong capital appreciation potential.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor(s); to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing

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time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of February 28, 2010 there were no securities whose values were adjusted in accordance with procedures approved by the Board of Trustees.

Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days, are valued at current market quotations.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on security transactions are calculated on the identified cost basis. Dividend income is recorded

Prudential Jennison Select Growth Fund	21

Notes to Financial Statements

continued

on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the

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management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI has entered into a sub-management agreement with Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential. PIM provides Jennison with certain research services and assists with maintenance of books and records as Jennison may request from time to time. PI pays for the services of the subadvisers and sub-manager, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of ..90% of the Funds’ average daily net assets up to and including $1 billion and .85% of such average daily net assets in excess of $1 billion. The effective management fee rate was .90% for the year ended February 28, 2010.

Prudential Investments LLC (“PI”), as the Investment Manager of the Fund, has voluntarily agreed to waive up to 0.07% of its management fee to the extent that Fund expenses exceed 1.25% (excluding 12b-1 fees and certain other fees). This waiver arrangement is voluntary and may be modified or terminated at any time.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M and Class X shares of the Fund. The Fund compensates PIMS for distributing and servicing the Funds’ Class A, Class B, Class C, Class L, Class M and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B, C, L, M and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1%, .50%, 1% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively. PIMS has contractually agreed to limit such expenses to 0.25% of the average daily net assets of the Class A shares for the year ended February 28, 2010.

PIMS has advised the Fund that it has received $53,655 in front-end sales charges resulting from sales of Class A shares, during the year ended February 28, 2010. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2010, it received $163, $17,448, $1,320, $10,226 and $3,427 in contingent deferred sales charges

Prudential Jennison Select Growth Fund	23

Notes to Financial Statements

continued

imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .15% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund did not utilize the line of credit during the year ended February 28, 2010.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of Wells Fargo Advisors, LLC (“Wells Fargo”) and First Clearing, LLC (“First Clearing”), affiliates of PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. These amounts are included in transfer agent’s fees and expenses on the Statement of Operations. For the year ended February 28, 2010 the Fund incurred approximately $139,100 in total networking fees, of which approximately $10,300 and $26,300 were paid to Wells Fargo and First Clearing, respectively, through December 31, 2009.

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PIM is the Fund’s security lending agent. For the year ended February 28, 2010, PIM has been compensated approximately $17,200 for these services.

The Fund invests collateral received and short-term cash balances in the Prudential Core Taxable Money Market Series (“the Portfolio”), a portfolio of Prudential Investment Portfolios 2, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the year ended February 28, 2010, were $139,058,162 and $145,685,165, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss and accumulated net realized loss on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, accumulated net investment loss and accumulated net realized loss on investments. For the year ended February 28, 2010, the adjustments were to decrease accumulated net investment loss by $928,827, decrease accumulated net realized loss on investments by $195,585,117 and decrease paid-in capital in excess of par by $196,513,944 due to the reclassification of a net operating loss and write-off of capital loss carryforward due to expiration. Net investment loss, net realized gain on investment transactions and net assets were not affected by this change.

There were no distributions paid during the years ended February 28, 2010 and February 28, 2009.

As of February 28, 2010, the Fund had no undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund investments and the net unrealized appreciation as of February 28, 2010 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$158,966,190	$37,549,104	$(1,181,948)	$36,367,156

Prudential Jennison Select Growth Fund	25

Notes to Financial Statements

continued

The difference between book basis and tax basis was attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward at February 28, 2010 of approximately $123,256,000 of which $82,010,000 expires in 2011, $14,571,000 expires in 2012 and $26,675,000 expires in 2017. The Fund utilized approximately $5,471,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended February 28, 2010. In addition, approximately $195,585,000 of its capital loss carryforward was written-off unused due to expiration. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 28, 2010, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M and Class X shares. Class A and L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. All investors who purchase Class A and L shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% during the first 12 months. Class M and X shares are sold with a contingent deferred sales charge which declines from 6% to zero depending on the period of time the shares are held. Class M and X shares will automatically convert to Class A shares on a quarterly basis approximately eight and ten years after purchase, respectively. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject

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to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2010:
Shares sold	2,110,388	$13,486,581
Shares reacquired	(3,069,393)	(19,446,173)

Net increase (decrease) in shares outstanding before conversion	(959,005)	(5,959,592)
Shares issued upon conversion from Class B, Class M and Class X	1,551,794	9,665,074

Net increase (decrease) in shares outstanding	592,789	$3,705,482

Year ended February 28, 2009:
Shares sold	1,095,396	$6,596,749
Shares reacquired	(3,236,678)	(20,213,452)

Net increase (decrease) in shares outstanding before conversion	(2,141,282)	(13,616,703)
Shares issued upon conversion from Class B, Class M and Class X	3,685,952	24,964,452

Net increase (decrease) in shares outstanding	1,544,670	$11,347,749

Class B
Year ended February 28, 2010:
Shares sold	175,748	$1,046,024
Shares reacquired	(173,481)	(1,032,378)

Net increase (decrease) in shares outstanding before conversion	2,267	13,646
Shares reacquired upon conversion into Class A	(120,221)	(656,291)

Net increase (decrease) in shares outstanding	(117,954)	$(642,645)

Year ended February 28, 2009:
Shares sold	187,704	$1,113,079
Shares reacquired	(313,422)	(1,906,200)

Net increase (decrease) in shares outstanding before conversion	(125,718)	(793,121)
Shares reacquired upon conversion into Class A	(334,617)	(2,211,958)

Net increase (decrease) in shares outstanding	(460,335)	$(3,005,079)

Class C
Year ended February 28, 2010:
Shares sold	648,308	$3,800,838
Shares reacquired	(905,933)	(5,519,602)

Net increase (decrease) in shares outstanding	(257,625)	$(1,718,764)

Year ended February 28, 2009:
Shares sold	444,028	$2,356,588
Shares reacquired	(1,098,058)	(6,612,000)

Net increase (decrease) in shares outstanding	(654,030)	$(4,255,412)

Prudential Jennison Select Growth Fund	27

Notes to Financial Statements

continued

Class L	Shares	Amount
Year ended February 28, 2010:
Shares sold	7,835	$54,154
Shares reacquired	(502,383)	(3,211,236)

Net increase (decrease) in shares outstanding	(494,548)	$(3,157,082)

Year ended February 28, 2009:
Shares sold	26,856	$169,768
Shares reacquired	(807,008)	(5,192,925)

Net increase (decrease) in shares outstanding	(780,152)	$(5,023,157)

Class M
Year ended February 28, 2010:
Shares sold	17,679	$97,594
Shares reacquired	(324,707)	(1,845,883)

Net increase (decrease) in shares outstanding before conversion	(307,028)	(1,748,289)
Shares reacquired upon conversion into Class A	(936,528)	(5,420,884)

Net increase (decrease) in shares outstanding	(1,243,556)	$(7,169,173)

Year ended February 28, 2009:
Shares sold	31,389	$183,290
Shares reacquired	(854,975)	(5,427,116)

Net increase (decrease) in shares outstanding before conversion	(823,586)	(5,243,826)
Shares reacquired upon conversion into Class A	(3,346,799)	(21,551,633)

Net increase (decrease) in shares outstanding	(4,170,385)	$(26,795,459)

Class X
Year ended February 28, 2010:
Shares sold	15,946	$105,445
Shares reacquired	(169,655)	(1,004,467)

Net increase (decrease) in shares outstanding before conversion	(153,709)	(899,022)
Shares reacquired upon conversion into Class A	(604,147)	(3,587,899)

Net increase (decrease) in shares outstanding	(757,856)	$(4,486,921)

Year ended February 28, 2009:
Shares sold	28,671	$206,441
Shares reacquired	(412,510)	(2,528,157)

Net increase (decrease) in shares outstanding before conversion	(383,839)	(2,321,716)
Shares reacquired upon conversion into Class A	(232,187)	(1,200,861)

Net increase (decrease) in shares outstanding	(616,026)	$(3,522,577)

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Class Z	Shares	Amount
Year ended February 28, 2010:
Shares sold	482,230	$2,992,289
Shares reacquired	(162,303)	(1,092,846)

Net increase (decrease) in shares outstanding	319,927	$1,899,443

Year ended February 28, 2009:
Shares sold	47,985	$294,626
Shares reacquired	(80,546)	(492,254)

Net increase (decrease) in shares outstanding	(32,561)	$(197,628)

Note 7. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Series and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Prudential Jennison Select Growth Fund	29

Financial Highlights

	Class A
	Year Ended February 28, 2010(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$4.94

Income (loss) from investment operations
Net investment loss	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.40

Total from investment operations	2.38

Net asset value, end of year	$7.32

Total Return(b):	48.18%
Ratios/Supplemental Data:
Net assets, end of year (000)	$104,234
Average net assets (000)	$90,593
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.75	%(e)
Expenses, excluding distribution and service (12b-1) fees	1.50	%(e)
Net investment loss	(.27	)%(e)
For Class A, B, C, L, M, X and Z shares:
Portfolio turnover	85%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% on the average daily net assets of the Class A shares.
(e)	As of November 1, 2007, the Manager of the Fund has agreed to waive up to 0.07% of the management fee on an annualized basis, to the extent the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) exceed 1.25% of the average daily net assets of Class A. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would be 1.82%, 1.57%, and (.34)%, respectively, for the year ended February 28, 2010, 1.78%, 1.53%, and (.82)%, respectively, for the year ended February 28, 2009 and 1.74%, 1.49% and (.58)%, respectively, for the year ended February 29, 2008.

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Class A
Year Ended February 28/29,
2009(a)		2008(a)		2007(a)	2006(a)

$7.21		$7.27		$7.28	$6.21

(.05)		(.04)		(.07)	(.07)
(2.22)		(.02)		.06	1.14

(2.27)		(.06)		(.01)	1.07

$4.94		$7.21		$7.27	$7.28

(31.48)%		(.83)%		(.14)%	17.23%

$67,381		$87,213		$8,933	$18,621
$85,895		$41,353		$10,008	$14,606

1.71	%(e)	1.71	%(e)	1.85%	1.78%
1.46	%(e)	1.46	%(e)	1.60%	1.53%
(.75	)%(e)	(.55	)%(e)	(1.04)%	(1.01)%

132%		187%		86%	164%

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	31

Financial Highlights

continued

	Class B
	Year Ended February 28, 2010(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$4.63

Income (loss) from investment operations
Net investment loss	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.24

Total from investment operations	2.18

Net asset value, end of year	$6.81

Total Return(b):	47.08%
Ratios/Supplemental Data:
Net assets, end of year (000)	$7,875
Average net assets (000)	$7,148
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.50	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.50	%(d)
Net investment loss	(1.03	)%(d)

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	As of November 1, 2007, the Manager of the Fund has agreed to waive up to 0.07% of the management fee on an annualized basis, to the extent the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) exceed 1.25% of the average daily net assets of Class B. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would be 2.57%, 1.57% and (1.10)%, respectively, for the year ended February 28, 2010, 2.53%, 1.53% and (1.47)%, respectively, for the year ended February 28, 2009 and 2.49%, 1.49% and (1.51)%, respectively, for the year ended February 29, 2008.

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Class B
Year Ended February 28/29,
2009(a)		2008(a)		2007(a)	2006(a)

$6.81		$6.92		$6.97	$6.00

(.09)		(.10)		(.12)	(.12)
(2.09)		(.01)		.07	1.09

(2.18)		(.11)		(.05)	.97

$4.63		$6.81		$6.92	$6.97

(32.01)%		(1.59)%		(.72)%	16.17%

$5,898		$11,806		$30,329	$43,520
$8,780		$17,664		$35,402	$46,586

2.46	%(d)	2.46	%(d)	2.60%	2.53%
1.46	%(d)	1.46	%(d)	1.60%	1.53%
(1.40	)%(d)	(1.48	)%(d)	(1.79)%	(1.82)%

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	33

Financial Highlights

continued

	Class C
	Year Ended February 28, 2010(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$4.63

Income (loss) from investment operations
Net investment loss	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.24

Total from investment operations	2.18

Net asset value, end of year	$6.81

Total Return(b):	47.08%
Ratios/Supplemental Data:
Net assets, end of year (000)	$33,358
Average net assets (000)	$30,887
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.50	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.50	%(d)
Net investment loss	(1.04	)%(d)

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	As of November 1, 2007, the Manager of the Fund has agreed to waive up to 0.07% of the management fee on an annualized basis, to the extent the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) exceed 1.25% of the average daily net assets of Class C. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would be 2.57%, 1.57% and (1.11)%, respectively, for the year ended February 28, 2010, 2.53%, 1.53% and (1.52)%, respectively, for the year ended February 28, 2009 and 2.49%, 1.49% and (1.39)%, respectively, for the year ended February 29, 2008.

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Class C
Year Ended February 28/29,
2009(a)		2008(a)		2007(a)	2006(a)

$6.80		$6.92		$6.97	$6.00

(.09)		(.09)		(.12)	(.12)
(2.08)		(.03)		.07	1.09

(2.17)		(.12)		(.05)	.97

$4.63		$6.80		$6.92	$6.97

(31.91)%		(1.73)%		(.72)%	16.17%

$23,861		$39,541		$16,284	$24,221
$32,885		$25,312		$19,426	$25,883

2.46	%(d)	2.46	%(d)	2.60%	2.53%
1.46	%(d)	1.46	%(d)	1.60%	1.53%
(1.45	)%(d)	(1.36	)%(d)	(1.79)%	(1.82)%

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	35

Financial Highlights

continued

	Class L
	Year Ended February 28, 2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$4.92

Income (loss) from investment operations
Net investment loss	(.04)
Net realized and unrealized gain (loss) on investment transactions	2.40

Total from investment operations	2.36

Net asset value, end of period	$7.28

Total Return(c):	47.97%
Ratios/Supplemental Data:
Net assets, end of period (000)	$20,573
Average net assets (000)	$19,649
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.00	%(e)
Expenses, excluding distribution and service (12b-1) fees	1.50	%(e)
Net investment loss	(.55	)%(e)

(a)	Inception date of Class L shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	As of November 1, 2007, the Manager of the Fund has agreed to waive up to 0.07% of the management fee on an annualized basis, to the extent the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) exceed 1.25% of the average daily net assets of Class L. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would be 2.07%, 1.57% and (.62)%, respectively, for the year ended February 28, 2010, 2.03%, 1.53% and (.89)%, respectively, for the year ended February 28, 2009 and 1.99%, 1.49% and (.62)%, respectively, for the period ended February 29, 2008.
(f)	Annualized.

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Class L
Year Ended February 28, 2009(b)		October 29, 2007(a) through February 29, 2008(b)

$7.20		$8.26

(.05)		(.02)
(2.23)		(1.04)

(2.28)		(1.06)

$4.92		$7.20

(31.67)%		(12.83)%

$16,347		$29,541
$24,123		$33,160

1.96	%(e)	1.96	%(e)(f)
1.46	%(e)	1.46	%(e)(f)
(.82	)%(e)	(.59	)%(e)(f)

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	37

Financial Highlights

continued

	Class M
	Year Ended February 28, 2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$4.63

Income (loss) from investment operations
Net investment loss	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.25

Total from investment operations	2.18

Net asset value, end of period	$6.81

Total Return(c):	47.08%
Ratios/Supplemental Data:
Net assets, end of period (000)	$7,150
Average net assets (000)	$9,025
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.50	%(e)
Expenses, excluding distribution and service (12b-1) fees	1.50	%(e)
Net investment loss	(1.13	)%(e)

(a)	Inception date of Class M shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	As of November 1, 2007, the Manager of the Fund has agreed to waive up to 0.07% of the management fee on an annualized basis, to the extent the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) exceed 1.25% of the average daily net assets of Class M. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would be 2.57%, 1.57% and (1.20)%, respectively, for the year ended February 28, 2010, 2.53%, 1.53% and (1.17)%, respectively, for the year ended February 28, 2009 and 2.49%, 1.49% and (1.11)%, respectively, for the period ended February 29, 2008.
(f)	Annualized.

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Class M
Year Ended February 28, 2009(b)		October 29, 2007(a) through February 29, 2008(b)

$6.81		$7.82

(.07)		(.03)
(2.11)		(.98)

(2.18)		(1.01)

$4.63		$6.81

(32.01)%		(12.92)%

$10,617		$44,006
$23,996		$58,596

2.46	%(e)	2.46	%(e)(f)
1.46	%(e)	1.46	%(e)(f)
(1.10	)%(e)	(1.08	)%(e)(f)

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	39

Financial Highlights

continued

	Class X
	Year Ended February 28, 2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$4.63

Income (loss) from investment operations
Net investment loss	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.25

Total from investment operations	2.18

Net asset value, end of period	$6.81

Total Return(c):	47.08%
Ratios/Supplemental Data:
Net assets, end of period (000)	$5,802
Average net assets (000)	$7,081
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.50	%(e)
Expenses, excluding distribution and service (12b-1) fees	1.50	%(e)
Net investment loss	(1.12	)%(e)

(a)	Inception date of Class X shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	As of November 1, 2007, the Manager of the Fund has agreed to waive up to 0.07% of the management fee on an annualized basis, to the extent the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) exceed 1.25% of the average daily net assets of Class X. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would be 2.57%, 1.57% and (1.19)%, respectively, for the year ended February 28, 2010, 2.53%, 1.53% and (1.36)%, respectively, for the year ended February 28, 2009 and 2.49%, 1.49% and (1.12)%, respectively, for the period ended February 29, 2008.
(f)	Annualized.

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Class X
Year Ended February 28, 2009(b)		October 29, 2007(a) through February 29, 2008(b)

$6.81		$7.82

(.08)		(.03)
(2.10)		(.98)

(2.18)		(1.01)

$4.63		$6.81

(32.01)%		(12.92)%

$7,451		$15,152
$12,140		$17,003

2.46	%(e)	2.46	%(e)(f)
1.46	%(e)	1.46	%(e)(f)
(1.29	)%(e)	(1.09	)%(e)(f)

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	41

Financial Highlights

continued

	Class Z
	Year Ended February 28, 2010(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.05

Income (loss) from investment operations
Net investment income (loss)	.01
Net realized and unrealized gain (loss) on investment transactions	2.45

Total from investment operations	2.46

Net asset value, end of year	$7.51

Total Return(b):	48.71%
Ratios/Supplemental Data:
Net assets, end of year (000)	$3,440
Average net assets (000)	$2,692
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.50	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.50	%(d)
Net investment income (loss)	.11	%(d)

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	As of November 1, 2007, the Manager of the Fund has agreed to waive up to 0.07% of the management fee on an annualized basis, to the extent the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) exceed 1.25% of the average daily net assets of Class Z. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would be 1.57%, 1.57% and .04%, respectively, for the year ended February 28, 2010, 1.53%, 1.53% and (.49)%, respectively, for the year ended February 28, 2009 and 1.49%, 1.49% and (.57)%, respectively, for the year ended February 29, 2008.

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Class Z
Year Ended February 28/29,
2009(a)		2008(a)		2007(a)	2006(a)

$7.35		$7.40		$7.39	$6.29

(.03)		(.04)		(.06)	(.06)
(2.27)		(.01)		.07	1.16

(2.30)		(.05)		.01	1.10

$5.05		$7.35		$7.40	$7.39

(31.29)%		(.68)%		.14%	17.49%

$699		$1,257		$1,633	$2,249
$1,024		$1,478		$1,952	$2,523

1.46	%(d)	1.46	%(d)	1.60%	1.53%
1.46	%(d)	1.46	%(d)	1.60%	1.53%
(.42	)%(d)	(.54	)%(d)	(.80)%	(.82)%

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	43

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying statement of assets and liabilities of the Prudential Jennison Select Growth Fund of Prudential Investment Portfolios 3 (formerly Jennison Select Growth Fund of JennisonDryden Opportunity Funds) (hereafter referred to as the “Fund”), including the portfolio of investments, as of February 28, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the custodian, and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 21, 2010

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Results of Proxy Voting

(Unaudited)

At a special meeting of shareholders held on March 9, 2010, Fund shareholders approved a proposal to elect Trustees.

The individuals listed in the table below were elected as trustees of each Fund.* All trustees, with the exception of Mr. Benjamin, served as trustees to each Fund prior to the shareholder meeting.

Trustee	For	Withheld
Kevin J. Bannon	17,976,594.161	792,495.812

Linda W. Bynoe	17,960,602.683	808,487.290

Michael S. Hyland	17,980,476.288	788,613.685

Douglas H. McCorkindale	17,973,932.805	795,157.168

Stephen P. Munn	17,971,539.094	797,550.879

Richard A. Redeker	17,974,731.309	794,358.664

Robin B. Smith	17,973,147.205	795,942.768

Stephen G. Stoneburn	17,978,180.082	790,909.891

Judy A. Rice	17,974,701.685	794,388.288

Scott E. Benjamin	17,975,628.904	793,461.069

*	Results are for all funds within the same investment company.

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	45

MANAGEMENT OF THE FUND

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Positions(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Kevin J. Bannon (57) Board Member Portfolios Overseen: 57	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).

Linda W. Bynoe (57) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AM-CH, Inc. (restaurant holding company) (November 2004-February 2005).

Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 57

Independent Consultant (since February

2005); formerly Senior Managing Director

(July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.

Visit our website at www.prudentialfunds.com

Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 57	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (67) Board Member Portfolios Overseen: 57	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

Richard A. Redeker (66) Board Member Portfolios Overseen: 57	Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 57	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

Prudential Jennison Select Growth Fund

Interested Board Members (1)
Judy A. Rice (62) Board Member & President Portfolios Overseen: 57	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.

Scott E. Benjamin (36) Board Member & Vice President Portfolios Overseen: 55	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)

The year that each Board Member joined the Fund’s Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2000; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2000; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Visit our website at www.prudentialfunds.com

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years

Kathryn L. Quirk (57) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Andrew R. French (47) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Prudential Jennison Select Growth Fund

Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly

Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS

Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and

Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September

1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005)

of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since

May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.

Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who serve as President and Vice President, respectively.
(1)	The year that each individual became a Fund officer is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim; 2007; Valerie M. Simpson, 2007; Noreen M. Fierro, 2006; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007; Theresa C. Thompson, 2008.

Explanatory Notes

¡ Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

¡ Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

¡ There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

¡ “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

¡ “Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/28/2010
	One Year	Five Year	Since Inception
Class A	40.03%	2.18%	–3.71%
Class B	42.08	2.38	–3.87
Class C	46.08	2.56	–3.87
Class L	39.46	N/A	–7.63
Class M	41.08	N/A	–7.37
Class X	41.08	N/A	–7.37
Class Z	48.71	3.61	–2.90

Average Annual Total Returns (Without Sales Charges) as of 2/28/2010
	One Year	Five Year	Since Inception
Class A	48.18%	3.34%	–3.15%
Class B	47.08	2.56	–3.87
Class C	47.08	2.56	–3.87
Class L	47.97	N/A	–5.26
Class M	47.08	N/A	–5.74
Class X	47.08	N/A	–5.74
Class Z	48.71	3.61	–2.90

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to

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the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A and Class L have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.87%; Class B, 2.57%; Class C, 2.57%; Class L, 2.07%; Class M, 2.57%; Class X, 2.57%; Class Z, 1.57%. Net operating expenses apply to: Class A, 1.82%; Class B, 2.57%; Class C, 2.57%; Class L, 2.07%; Class M, 2.57%; Class X, 2.57%; Class Z, 1.57%, after contractual reduction through 6/30/2011.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, Class B, Class C, and Class Z, 6/2/00; Class L, Class M, and Class X, 10/29/07.

The graph compares a $10,000 investment in the Prudential Jennison Select Growth Fund (Class A shares) with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index by portraying the initial account values at the commencement of operations of Class A shares (June 2, 2000) and the account values at the end of the current fiscal year (February 28, 2010) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, L, M, X, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 28, 2010, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how stock prices in the United States have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L have a maximum front-end sales charge of 5.50% and 5.75%, respectively, and a 12b-1 fee of up to 0.30% and 0.50%, respectively, annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class M and Class X shares are not subject to a front-end sales charge, but have a 12b-1 fee of 1.00% and 1.00%, respectively, and charge a CDSC of 6.00% and 6.00%, respectively. Class Z shares are not subject to a front-end sales charge or a 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Prudential Jennison Select Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison Select Growth Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charges, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Jennison Select Growth Fund
Share Class	A	B	C	L	M	X	Z
NASDAQ	SPFAX	SPFBX	SPFCX	JSGLX	JSGMX	JSGGX	SPFZX
CUSIP	74440K504	74440K603	74440K702	74440K801	74440K884	74440K876	74440K868

MF500E     0176788-00001-00

ANNUAL REPORT	FEBRUARY 28, 2010

Prudential Strategic Value Fund

(Formerly known as Dryden Strategic Value Fund)

Fund Type Large cap stock Objective Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential Financial, and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

April 15, 2010

Dear Shareholder:

Recently we announced the renaming of JennisonDryden, Prudential Financial’s mutual fund family, to Prudential Investments. As a result of this change, each of our funds has been renamed to feature “Prudential” as part of its new name. The name of your fund has changed from the Dryden Strategic Value Fund to the Prudential Strategic Value Fund.

While the name of your fund has changed, its investment objectives and portfolio management team remain the same. No action is required on your part. If you participate in an automatic investment plan, your account continues to be invested in the Fund under its new name.

Featuring the Prudential name in our funds creates an immediate connection to the experience and heritage of Prudential, a name recognized by millions for helping people grow and protect their wealth.

On the following pages, you will find your fund’s annual report, including an analysis of its performance over its fiscal year in addition to other data. If you have questions about your fund or the renaming of our mutual fund family, please contact your financial professional or visit our website at www.prudentialfunds.com.

Sincerely,

Judy A. Rice, President

Prudential Strategic Value Fund

Prudential Strategic Value Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Prudential Strategic Value Fund is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.82%; Class B, 2.52%; Class C, 2.52%; Class Z, 1.52%. Net operating expenses apply to: Class A, 1.77%; Class B, 2.52%; Class C, 2.52%; Class Z, 1.52%, after contractual reduction through 6/30/2011.

Cumulative Total Returns as of 2/28/10
	One Year	Five Years	Since Inception[1]
Class A	56.56%	–6.20%	8.05%
Class B	55.60	–9.61	1.16
Class C	55.60	–9.61	1.16
Class Z	57.09	–5.01	10.58
Russell 1000 Value Index[2]	56.50	–2.44	27.04
S&P 500 Index[3]	53.55	1.88	12.76
Lipper Large-Cap Value Funds Avg.[4]	53.99	–2.13	19.15

Average Annual Total Returns[5] as of 3/31/10
	One Year	Five Years	Since Inception[1]
Class A	44.99%	–0.65%	0.94%
Class B	47.13	–0.42	0.82
Class C	51.13	–0.26	0.82
Class Z	53.72	0.73	1.82
Russell 1000 Value Index[2]	53.56	1.05	3.42
S&P 500 Index[3]	49.73	1.92	2.00
Lipper Large-Cap Value Funds Avg.[4]	49.90	0.93	2.60

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

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Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date: 3/30/01.

2The Russell 1000 Value Index is an unmanaged index which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the U.S. have performed.

4The Lipper Large-Cap Value Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a lower-than-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the Russell 1000 Value Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 1000 Value Index, S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 2/28/10
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	4.8%
General Electric Co., Industrial Conglomerates	3.5
JPMorgan Chase & Co., Diversified Financial Services	3.2
Pfizer, Inc., Pharmaceuticals	3.2
Chevron Corp., Oil, Gas & Consumable Fuels	3.2

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/10
Oil, Gas & Consumable Fuels	14.0%
Pharmaceuticals	7.6
Diversified Financial Services	5.5
Diversified Telecommunication Services	5.4
Commercial Banks	5.4

Industry weightings reflect only long-term investments and are subject to change.

Prudential Strategic Value Fund	3

Strategy and Performance Overview

How did the Fund perform?

The Fund’s Class A shares rose 56.56% for the 12 months ended February 28, 2010, which was in line with the 56.50% gain of the Russell 1000® Value Index but greater than the 53.99% gain of the Lipper Large-Cap Value Funds Average.

How is the Fund managed?

The Fund is run by Quantitative Management Associates, LLC (QMA), which uses a disciplined, quantitative approach to invest in stocks that it believes are out of favor and are undervalued based on price-to-earnings ratios and other factors. It looks for stocks meeting these criteria in all sectors of the market. Generally, QMA will consider selling or reducing a stock position when, in its opinion, the stock no longer offers above-average total-return potential, or when a stock is no longer considered to be a value stock by QMA. A decline in the price of a stock does not necessarily mean the stock will be sold at that time. The Fund may hold in excess of 200 securities.

What were conditions like in the U.S. stock market?

The U.S. stock market turned in a remarkably strong performance after bouncing back from a selloff of historic proportions. Shortly after the reporting period began on March 1, 2009, the stock market plunged to a multi-year low as the U.S. economy, caught in the clutches of a protracted credit crisis, sank further into recession. The Federal Reserve (the Fed) and the U.S. Department of the Treasury had already spent massive amounts of money in the hopes of stimulating economic growth and supporting the nation’s financial system. Both continued to take aggressive steps. For example, U.S. Treasury Secretary Timothy Geithner announced in March 2009 a plan to clear toxic mortgage-related assets from bank balance sheets. This elicited an enthusiastic response from the U.S. stock market, which rallied sharply on the news.

Stock prices continued to soar as one positive development after another encouraged investor confidence in equities and other risky assets. Shares rallied in April as some corporations reported better-than-expected earnings for the first quarter of 2009 amid heavy cost cutting. The stock market gained additional ground in May as it correctly anticipated the release of the favorable results of a government stress test on 19 major banks in the United States.

As the U.S. economy stabilized during the spring of 2009, began to expand during the summer, and picked up steam during the autumn, stock prices continued to gain ground. One program that helped get the economy moving again was the so-called “cash for clunkers,” which breathed new life into the auto industry by helping consumers purchase new, more fuel-efficient cars after trading in less fuel-efficient vehicles. After a temporary lull following expiration of the “cash for clunkers”

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program at the end of August 2009, automobile sales regained strength. Another key initiative, a tax credit for first-time homebuyers, combined with low mortgage rates and bargain prices for houses, helped the nation’s moribund housing industry, though it began to show renewed signs of weakness late in the reporting period.

The final two months of the reporting period, January and February 2010, saw stock prices swing widely. The stock market posted a decline for January, hurt by concerns about proposed regulations aimed at reining in the nation’s biggest banks, an ongoing sovereign debt crisis in Greece, and a less sanguine view of the global economic recovery. Though these concerns lingered, the stock market still posted a strong gain for February. Among other factors, stocks benefited from news that inflation remained subdued in the U.S. economy and Fed Chairman Ben Bernanke repeated that the overnight bank lending rate needs to remain at ultra low levels for an extended period to aid growth.

Value stocks tend to outperform growth stocks during periods of economic recovery as bargain hunters seek shares with potential to provide above-average performance. For the reporting period, value stocks edged out growth stocks across all market capitalizations, which include small, medium, and large companies.

How did the sectors of the Russell 1000 Value Index perform?

All 10 sectors of the Russell 1000 Value Index ended the reporting period in positive territory. Three of them (consumer staples, healthcare, and utilities) are defensive sectors, which include companies in industries that tend to hold up relatively well during tough economic times. The remaining seven are cyclical sectors, which are comprised of companies in industries that are more sensitive to the business cycle.

With the improvement in economic conditions, five cyclical sectors outperformed the Russell 1000 Value Index for the reporting period led by materials, which posted a triple-digit gain partly due to strong demand from China for base metals such as copper. The consumer discretionary sector, which includes companies in industries such as retailing and autos, was next in line followed by financials, industrials, and information technology. The financials sector rallied sharply as the credit crisis subsided. Of the remaining five sectors, healthcare rose the most followed by consumer staples, energy, utilities and telecommunications services, which posted a low double-digit gain.

Which sector allocation strategies and holdings contributed most to the Fund?

The Fund benefited from having a larger exposure than the Russell 1000 Value Index to some of the more economically sensitive sectors, particularly consumer

Prudential Strategic Value Fund	5

Strategy and Performance Overview (continued)

discretionary and industrials. It also benefited from favorable stock selection within these sectors, where corporate earnings generally exceeded investor expectations.

Within the consumer discretionary sector, which was the top contributor to performance, the Fund benefited from having an overweight position in the household durables industry, where earnings continued to surprise on the upside, despite economic challenges to revenue growth. Notable performers included shares of Whirlpool, Newell Rubbermaid, and Black & Decker, all of which more than doubled in price over the reporting period. Among hotels and restaurants, the Fund benefited from holding Wyndham Worldwide, a lodging and vacation ownership firm whose stock price soared more than 500% during the reporting period. Its timeshare business continued to perform better than investor expectations. Despite tight credit markets, Wyndham completed several securitization deals in which vacation ownership loans were repackaged into debt securities. This partly alleviated investor concern about its timeshare financing pipeline.

Favorable stock selection in the industrials sector was a key contributor to the Fund’s performance. In this sector, the single largest contribution came from the Fund’s overweight exposure to Textron, a manufacturer of business jets and military helicopters whose stock price more than tripled over the reporting period. Its stock price was initially pressured by liquidity concerns and deteriorating fundamentals in its Cessna business jet segment. However, some of these issues subsided when Textron made significant progress in increasing liquidity when it began exiting its jet finance business and issuing new debt and equity. Among machinery stocks, heavy equipment manufacturers Deere and Caterpillar were outstanding performers as both reported better-than-expected earnings. An overweight exposure to R.R. Donnelley also worked well for the Fund, as the stock of the largest global printing firm more than doubled over the period.

A smaller exposure to the consumer staples sector, which underperformed the Russell 1000 Value Index, and prudent security selection within that sector, aided the Fund’s relative performance. Earnings of many of these companies, which held up well during the market downturn in 2008 and early 2009, at best only met consensus expectations during the reporting period. This caused their shares to lag the Russell 1000 Value Index. Not holding shares of Procter & Gamble was the single largest contributor to the Fund’s performance overall. Avoiding Wal-Mart also helped results, as the retailer’s stock price only posted a low double-digit gain for the period. Among food stocks, the Fund benefited from having a larger exposure than the Russell 1000 Value Index to shares of Tyson Foods. Higher chicken prices and lower feed costs helped earnings growth of this distributor of chicken and meat products.

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Which sector allocation strategies and holdings detracted most from the Fund?

A primary detractor from the Fund’s performance versus the Russell 1000 Value Index was its smaller exposure to the economically sensitive financials sector. Among financials, the largest detractor from the Fund’s relative performance was its smaller exposure to Bank of America, whose stock price quadrupled over the period. Similar to other financial shares, Bank of America was a major beneficiary of the increased appetite for risky investments, which was due partly to the Fed’s decision to keep short-term rates near zero to encourage growth and to its purchase of Treasury securities, which put further downward pressure on rates. The Fund’s performance was also penalized because it did not hold real estate investment trusts (REITs), whose stock prices, on average, nearly doubled during the period. The QMA model continues to view them as expensive.

Another key detractor from the Fund’s performance was adverse stock selection in the energy sector among oil and gas companies. Compared to the Russell 1000 Value Index, the Fund had larger exposures to Exxon Mobil and Valero Energy, which were the primary detractors as their stock prices fell during the reporting period. Shares of Exxon, one of few firms with a triple-A bond rating, lagged as investors looked to take on more risk. Valero’s earnings were hurt by low refining margins in the production of gasoline.

Prudential Strategic Value Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2009, at the beginning of the period, and held through the six-month period ended February 28, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

8	Visit our website at www.prudentialfunds.com

expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Strategic Value Fund		Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,086.80	1.70%	$8.80
	Hypothetical	$1,000.00	$1,016.36	1.70%	$8.50

Class B	Actual	$1,000.00	$1,083.10	2.45%	$12.65
	Hypothetical	$1,000.00	$1,012.65	2.45%	$12.23

Class C	Actual	$1,000.00	$1,083.10	2.45%	$12.65
	Hypothetical	$1,000.00	$1,012.65	2.45%	$12.23

Class Z	Actual	$1,000.00	$1,088.80	1.45%	$7.51
	Hypothetical	$1,000.00	$1,017.60	1.45%	$7.25

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2010, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Strategic Value Fund	9

Portfolio of Investments

as of February 28, 2010

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.7%
COMMON STOCKS

Aerospace & Defense 2.7%
4,900	General Dynamics Corp.	$355,495
3,300	Honeywell International, Inc.	132,528
1,700	Lockheed Martin Corp.	132,192
4,500	Northrop Grumman Corp.	275,670
2,600	United Technologies Corp.	178,490

		1,074,375

Auto Components 0.3%
3,700	Johnson Controls, Inc.	115,070

Automobiles 0.4%
7,200	Harley-Davidson, Inc.	177,192

Beverages 0.9%
7,800	Coca-Cola Enterprises, Inc.	199,290
10,100	Constellation Brands, Inc. (Class A Stock)(a)	151,904

		351,194

Biotechnology 0.4%
2,700	Amgen, Inc.(a)	152,847

Building Products 0.3%
9,400	Masco Corp.	125,678

Capital Markets 2.4%
3,500	Goldman Sachs Group, Inc. (The)	547,225
6,900	Morgan Stanley	194,442
4,300	State Street Corp.	193,113

		934,780

Chemicals 1.9%
13,700	Dow Chemical Co. (The)	387,847
9,100	E.I. DuPont de Nemours & Co.	306,852
1,000	PPG Industries, Inc.	61,540

		756,239

Commercial Banks 5.4%
8,800	BB&T Corp.	251,064
3,500	Comerica, Inc.	126,280

See Notes to Financial Statements.

Prudential Strategic Value Fund	11

Portfolio of Investments

as of February 28, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
4,800	PNC Financial Services Group, Inc.	$258,048
7,444	Regions Financial Corp.	50,247
4,600	SunTrust Banks, Inc.	109,526
18,100	US Bancorp	445,441
32,556	Wells Fargo & Co.	890,081
1,600	Zions Bancorporation	29,664

		2,160,351

Commercial Services & Supplies 1.4%
5,400	Avery Dennison Corp.	170,640
2,900	Cintas Corp.	71,891
7,200	Pitney Bowes, Inc.	164,880
8,300	R.R. Donnelley & Sons Co.	165,087

		572,498

Communications Equipment 0.4%
3,300	Harris Corp.	149,226

Computers & Peripherals 2.1%
11,800	Dell, Inc.(a)	156,114
5,200	Hewlett-Packard Co.	264,108
1,100	International Business Machines Corp.	139,876
7,500	Lexmark International, Inc. (Class A Stock)(a)	252,825

		812,923

Consumer Finance 0.4%
4,100	Capital One Financial Corp.	154,775

Containers & Packaging 0.4%
3,100	Ball Corp.	167,524

Diversified Consumer Services 0.2%
3,600	H&R Block, Inc.	62,208

Diversified Financial Services 5.5%
33,419	Bank of America Corp.	556,761
14,000	Citigroup, Inc.(a)	47,600
30,500	JPMorgan Chase & Co.	1,280,085
7,000	NASDAQ OMX Group, Inc. (The)(a)	130,410
5,900	NYSE Euronext	155,642

		2,170,498

See Notes to Financial Statements.

12	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Telecommunication Services 5.4%
48,720	AT&T, Inc.	$1,208,743
5,100	CenturyTel, Inc.	174,777
26,100	Verizon Communications, Inc.	755,073

		2,138,593

Electric Utilities 3.2%
8,200	American Electric Power Co., Inc.	275,684
16,724	Duke Energy Corp.	273,437
7,100	Edison International	231,673
5,200	FirstEnergy Corp.	200,980
4,000	Progress Energy, Inc.	153,160
4,100	Southern Co. (The)	130,257

		1,265,191

Electrical Equipment 0.4%
3,000	Rockwell Automation, Inc.	162,270

Electronic Equipment & Instruments 0.5%
11,400	Corning, Inc.	200,982

Energy Equipment & Services 2.0%
11,100	BJ Services Co.	242,535
3,600	Ensco International PLC (United Kingdom), ADR	159,012
9,700	Nabors Industries Ltd. (Bermuda)(a)	213,788
6,800	Rowan Cos., Inc.(a)	176,936

		792,271

Food & Staples Retailing 1.5%
6,700	Kroger Co. (The)	148,070
9,600	Safeway, Inc.	239,232
12,300	SUPERVALU, Inc.	187,821

		575,123

Food Products 2.6%
7,500	Archer-Daniels-Midland Co.	220,200
11,600	ConAgra Foods, Inc.	283,736
5,600	Dean Foods Co.(a)	81,704
5,702	Kraft Foods, Inc. (Class A Stock)	162,108
11,100	Sara Lee Corp.	150,516
8,600	Tyson Foods, Inc. (Class A Stock)	146,544

		1,044,808

See Notes to Financial Statements.

Prudential Strategic Value Fund	13

Portfolio of Investments

as of February 28, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Providers & Services 3.6%
6,800	Aetna, Inc.	$203,932
6,900	CIGNA Corp.	236,394
7,900	Coventry Health Care, Inc.(a)	183,122
13,100	UnitedHealth Group, Inc.	443,566
6,000	WellPoint, Inc.(a)	371,220

		1,438,234

Hotels, Restaurants & Leisure 1.2%
5,600	Carnival Corp.	201,376
3,100	Darden Restaurants, Inc.	125,705
6,800	Wyndham Worldwide Corp.	156,332

		483,413

Household Durables 1.7%
1,300	Black & Decker Corp.	94,211
4,300	Fortune Brands, Inc.	188,469
9,800	Newell Rubbermaid, Inc.	134,750
5,252	Pulte Homes, Inc.(a)	56,879
2,300	Whirlpool Corp.	193,568

		667,877

Industrial Conglomerates 4.0%
86,800	General Electric Co.	1,394,008
9,300	Textron, Inc.	185,256

		1,579,264

Insurance 4.8%
7,600	Allstate Corp. (The)	237,500
4,700	Assurant, Inc.	143,444
5,500	Chubb Corp.	277,530
3,500	Hartford Financial Services Group, Inc.	85,295
6,087	Lincoln National Corp.	153,271
7,800	MetLife, Inc.	283,842
11,900	Progressive Corp. (The)	204,085
3,500	Torchmark Corp.	162,750
7,000	Travelers Cos., Inc. (The)	368,130

		1,915,847

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Internet Software & Services 0.1%
1,227	AOL, Inc.(a)	$30,405

IT Services 1.0%
4,600	Computer Sciences Corp.(a)	238,234
11,600	Convergys Corp.(a)	143,144

		381,378

Machinery 2.7%
2,100	Caterpillar, Inc.	119,805
4,900	Deere & Co.	280,770
3,600	Dover Corp.	162,936
3,500	Eaton Corp.	238,420
3,700	Parker Hannifin Corp.	223,147
700	Stanley Works (The)	40,075

		1,065,153

Media 4.0%
15,450	CBS Corp. (Class B Stock)	200,695
5,350	Comcast Corp. (Class A Stock)	87,954
9,200	Gannett Co., Inc.	139,380
4,500	McGraw-Hill Cos., Inc. (The)	153,900
4,900	Meredith Corp.	150,528
13,000	Time Warner, Inc.	377,520
8,150	Viacom, Inc. (Class B Stock)(a)	241,647
7,100	Walt Disney Co. (The)	221,804

		1,573,428

Metals & Mining 1.8%
11,900	Alcoa, Inc.	158,270
3,700	Allegheny Technologies, Inc.	161,542
4,900	Nucor Corp.	202,860
3,900	United States Steel Corp.	206,466

		729,138

Multiline Retail 0.9%
5,600	J.C. Penney Co., Inc.	154,448
10,200	Macy’s, Inc.	195,330

		349,778

See Notes to Financial Statements.

Prudential Strategic Value Fund	15

Portfolio of Investments

as of February 28, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Multi-Utilities 4.5%
7,100	Ameren Corp.	$175,441
5,700	Consolidated Edison, Inc.	243,675
7,600	Dominion Resources, Inc.	288,724
5,400	DTE Energy Co.	234,468
13,500	NiSource, Inc.	202,770
7,700	Public Service Enterprise Group, Inc.	228,844
4,700	Sempra Energy	231,099
9,300	Xcel Energy, Inc.	193,533

		1,798,554

Oil, Gas & Consumable Fuels 14.0%
2,500	Apache Corp.	259,100
17,400	Chevron Corp.	1,258,020
13,896	ConocoPhillips	667,008
5,100	Devon Energy Corp.	351,186
29,100	Exxon Mobil Corp.	1,891,500
2,000	Hess Corp.	117,600
9,800	Marathon Oil Corp.	283,710
4,900	Occidental Petroleum Corp.	391,265
5,500	Sunoco, Inc.	145,035
11,300	Valero Energy Corp.	197,976

		5,562,400

Paper & Forest Products 0.7%
6,600	International Paper Co.	152,922
3,434	Weyerhaeuser Co.	138,734

		291,656

Pharmaceuticals 7.6%
8,200	Eli Lilly & Co.	281,588
6,900	Forest Laboratories, Inc.(a)	206,172
6,600	Johnson & Johnson	415,800
15,500	King Pharmaceuticals, Inc.(a)	174,375
17,600	Merck & Co., Inc.	649,088
72,456	Pfizer, Inc.	1,271,603

		2,998,626

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Road & Rail 1.1%
5,400	Norfolk Southern Corp.	$277,722
4,400	Ryder System, Inc.	155,276

		432,998

Semiconductors & Semiconductor Equipment 0.1%
4,200	MEMC Electronic Materials, Inc.(a)	50,862

Specialty Retail 3.3%
3,100	Abercrombie & Fitch Co. (Class A Stock)	112,902
1,947	AutoNation, Inc.(a)	34,559
300	AutoZone, Inc.(a)	49,779
3,800	GameStop Corp. (Class A Stock)(a)	65,360
15,400	Home Depot, Inc. (The)	480,480
13,000	Lowe’s Cos., Inc.	308,230
6,700	RadioShack Corp.	131,052
1,900	Sherwin-Williams Co. (The)	120,422

		1,302,784

Textiles, Apparel & Luxury Goods 0.4%
2,300	VF Corp.	177,974

Tobacco 0.5%
9,200	Altria Group, Inc.	185,104
600	Philip Morris International, Inc.	29,388

		214,492
	Total Investments 98.7% (cost $41,308,219; Note 5)	39,160,877
	Other assets in excess of liabilities 1.3%	503,454

	Net assets 100.0%	$39,664,331

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt.

(a)	Non-income producing security.

See Notes to Financial Statements.

Prudential Strategic Value Fund	17

Portfolio of Investments

as of February 28, 2010 continued

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$39,160,877	$—	$—
Other Financial Instruments*	—	—	—

Total	$39,160,877	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of February 28, 2009, and February 28, 2010, the Fund did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of February 28, 2010 were as follows:

Oil, Gas & Consumable Fuels	14.0%
Pharmaceuticals	7.6
Diversified Financial Services	5.5
Commercial Banks	5.4
Diversified Telecommunication Services	5.4
Insurance	4.8
Multi-Utilities	4.5
Industrial Conglomerates	4.0
Media	4.0
Healthcare Providers & Services	3.6
Specialty Retail	3.3
Electric Utilities	3.2
Aerospace & Defense	2.7
Machinery	2.7

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Industry (cont’d.)
Food Products	2.6%
Capital Markets	2.4
Computers & Peripherals	2.1
Energy Equipment & Services	2.0
Chemicals	1.9
Metals & Mining	1.8
Household Durables	1.7
Food & Staples Retailing	1.5
Commercial Services & Supplies	1.4
Hotels, Restaurants & Leisure	1.2
Road & Rail	1.1
IT Services	1.0
Beverages	0.9
Multiline Retail	0.9
Paper & Forest Products	0.7
Electronic Equipment & Instruments	0.5
Tobacco	0.5
Automobiles	0.4
Biotechnology	0.4
Communications Equipment	0.4
Consumer Finance	0.4
Containers & Packaging	0.4
Electrical Equipment	0.4
Textiles, Apparel & Luxury Goods	0.4
Auto Components	0.3
Building Products	0.3
Diversified Consumer Services	0.2
Internet Software & Services	0.1
Semiconductors & Semiconductor Equipment	0.1

98.7
Other assets in excess of liabilities	1.3

100.0%

See Notes to Financial Statements.

Prudential Strategic Value Fund	19

Statement of Assets and Liabilities

as of February 28, 2010

Assets
Investments, at value (cost $41,308,219)	$39,160,877
Cash	209,523
Receivable for investments sold	475,538
Dividends receivable	128,206
Receivable for Fund shares sold	7,600
Prepaid expenses	435

Total assets	39,982,179

Liabilities
Payable for Fund shares reacquired	134,610
Accrued expenses and other liabilities	97,171
Payable for investments purchased	36,224
Management fee payable	24,195
Distribution fee payable	15,671
Affiliated transfer agent fee payable	5,300
Deferred trustees fees	4,677

Total liabilities	317,848

Net Assets	$39,664,331

Net assets were comprised of:
Shares of beneficial interest, at par	$4,585
Paid in capital, in excess of par	49,671,262

49,675,847
Undistributed net investment income	69,718
Accumulated net realized loss on investment transactions	(7,933,892)
Net unrealized depreciation on investments	(2,147,342)

Net assets, February 28, 2010	$39,664,331

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($23,754,113 ÷ 2,709,860 shares of beneficial interest issued and outstanding)	$8.77
Maximum sales charge (5.5% of offering price)	.51

Maximum offering price to public	$9.28

Class B
Net asset value, offering price and redemption price per share ($1,930,816 ÷ 228,464 shares of beneficial interest issued and outstanding)	$8.45

Class C
Net asset value, offering price and redemption price per share ($12,700,850 ÷ 1,502,960 shares of beneficial interest issued and outstanding)	$8.45

Class Z
Net asset value, offering price and redemption price per share ($1,278,552 ÷ 143,989 shares of beneficial interest issued and outstanding)	$8.88

See Notes to Financial Statements.

Prudential Strategic Value Fund	21

Statement of Operations

Year Ended February 28, 2010

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $60)	$1,065,698
Interest	164

Total income	1,065,862

Expenses
Management fee	311,961
Distribution fee—Class A	57,038
Distribution fee—Class B	22,068
Distribution fee—Class C	128,054
Transfer agent’s fees and expenses (including affiliated expense of $44,200)	84,000
Registration fees	54,000
Custodian’s fees and expenses	52,000
Reports to shareholders	25,000
Audit fee	22,000
Legal fees and expenses	19,000
Trustees’ fees	13,000
Insurance expenses	4,000
Loan interest expense (Note 7)	4
Miscellaneous expenses	8,570

Total expenses	800,695

Net investment income	265,167

Realized And Unrealized Gain (Loss) On Investments
Net realized loss on investment transactions	(2,507,132)
Net change in unrealized appreciation (depreciation) on investments	18,828,351

Net gain on investments	16,321,219

Net Increase In Net Assets Resulting From Operations	$16,586,386

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended February 28,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment income	$265,167	$847,225
Net realized loss on investment transactions	(2,507,132)	(5,259,212)
Net change in unrealized appreciation (depreciation) on investments	18,828,351	(27,008,571)

Net increase (decrease) in net assets resulting from operations	16,586,386	(31,420,558)

Dividends from net investment income (Note 1)
Class A	(637,693)	(195,239)
Class B	(56,852)	—
Class C	(296,641)	—
Class Z	(33,099)	(14,742)

	(1,024,285)	(209,981)

Distributions from net realized gains
Class A	—	(1,500,054)
Class B	—	(297,049)
Class C	—	(1,019,732)
Class Z	—	(86,906)

	—	(2,903,741)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	1,297,746	5,208,851
Net asset value of shares issued in reinvestment of dividends	934,925	2,877,695
Cost of shares reacquired	(10,065,414)	(19,897,549)

Net decrease in net assets resulting from Fund share transactions	(7,832,743)	(11,811,003)

Total increase (decrease)	7,729,358	(46,345,283)

Net Assets
Beginning of year	31,934,973	78,280,256

End of year(a)	$39,664,331	$31,934,973

(a) Includes undistributed net investment income of:	$69,718	$828,836

See Notes to Financial Statements.

Prudential Strategic Value Fund	23

Notes to Financial Statements

Prudential Investment Portfolios 3 (formerly JennisonDryden Opportunity Funds) (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust currently consists of three series: Prudential Jennison Select Growth Fund (formerly Jennison Select Growth Fund), Prudential Jennison Market Neutral Fund and Prudential Strategic Value Fund (formerly Dryden Strategic Value Fund) (the “Fund”). These financial statements relate to Prudential Strategic Value Fund. The financial statements of the Prudential Jennison Select Growth and Prudential Jennison Market Neutral Funds are not presented herein. The Trust was established as a Delaware business Trust on January 28, 2000.

The investment objective of the Fund is long-term growth of capital. The Fund’s subadviser uses a disciplined, quantitative approach to invest in stocks that it believes are out of favor and undervalued based on price-to-earnings ratios and other value factors. The Fund may hold in excess of 200 securities.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or

24	Visit our website at www.prudentialfunds.com

securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term debt securities, which mature in 60 days or less, are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days, are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gain or loss on investment transactions. Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from disposition of foreign currencies, currency

Prudential Strategic Value Fund	25

Notes to Financial Statements

continued

gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets (excluding investments) and liabilities at fiscal period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sale of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees that are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income and distributions of net capital and currency gains in excess of capital loss carryforward, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified among undistributed net investment income; accumulated net realized gain or loss and paid in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

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Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of the subadviser, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .80 of 1% of the Fund’s average daily net assets up to and including $1 billion and .75 of 1% of such average daily net assets in excess of $1 billion. The effective management fee rate was .80 of 1% for the year ended February 28, 2010.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees related to Class A shares to ..25% of the average daily net assets of Class A shares.

PIMS has advised the Fund that it has received $4,023 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 2010. From

Prudential Strategic Value Fund	27

Notes to Financial Statements

continued

these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that it has received $2,572 and $179 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders during the year ended February 28, 2010.

PI, PIMS and QMA are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees related to the services of First Clearing, LLC (“First Clearing”) and Wells Fargo Advisors, LLC (“Wells Fargo”) affiliates of PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended February 28, 2010, the Fund incurred approximately $55,800 in total networking fees, of which approximately $15,900 and $7,700 was paid to First Clearing and Wells Fargo, respectively, through December 31, 2009. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended February 28, 2010 aggregated $4,631,474 and $13,247,945, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

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For the year ended February 28, 2010, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets as $1,024,285 from ordinary income. For the year ended February 28, 2009, the tax character of dividends and distributions paid on the Statement of Changes in Net Assets were $308,526 from ordinary income and $2,805,196 from long-term capital gains, respectively.

As of February 28, 2010, the accumulated undistributed earnings on a tax basis as $74,395 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of February 28, 2010 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$41,321,588	$5,608,303	$(7,769,014)	$(2,160,711)

The difference between the book basis and tax basis was primarily attributable to deferred losses on wash sales.

For federal tax purposes, the Fund had a capital loss carryforward as of February 28, 2010 of approximately $7,449,000 of which $1,794,000 expires in 2017 and $5,655,000 expires in 2018. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the benefit prior to the expiration date.

The Fund elected to treat post-October capital losses of approximately $472,000 as having been incurred in the following fiscal year (February 28, 2011).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 28, 2010, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential Strategic Value Fund	29

Notes to Financial Statements

continued

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge (CDSC) of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

Class A	Shares	Amount
Year ended February 28, 2010:
Shares sold	93,663	$738,506
Shares issued in reinvestment of dividends	79,138	582,324
Shares reacquired	(666,208)	(5,130,644)

Net increase (decrease) in shares outstanding before conversion	(493,407)	(3,809,814)
Shares issued upon conversion from Class B	161,072	1,089,365

Net increase (decrease) in shares outstanding	(332,335)	$(2,720,449)

Year ended February 28, 2009:
Shares sold	432,091	$4,620,214
Shares issued in reinvestment of dividends	218,729	1,559,540
Shares reacquired	(740,224)	(6,707,032)

Net increase (decrease) in shares outstanding before conversion	(89,404)	(527,278)
Shares issued upon conversion from Class B	1,913,118	21,735,018

Net increase (decrease) in shares outstanding	1,823,714	$21,207,740

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Class B	Shares	Amount
Year ended February 28, 2010:
Shares sold	15,576	$116,526
Shares issued in reinvestment of dividends	7,809	53,020
Shares reacquired	(104,916)	(772,856)

Net increase (decrease) in shares outstanding before conversion	(81,531)	(603,310)
Shares reacquired upon conversion into Class A	(166,853)	(1,089,365)

Net increase (decrease) in shares outstanding	(248,384)	$(1,692,675)

Year ended February 28, 2009:
Shares sold	31,121	$279,846
Shares issued in reinvestment of dividends	40,231	277,993
Shares reacquired	(729,563)	(7,708,117)

Net increase (decrease) in shares outstanding before conversion	(658,211)	(7,150,278)
Shares reacquired upon conversion into Class A	(1,983,019)	(21,735,018)

Net increase (decrease) in shares outstanding	(2,641,230)	$(28,885,296)

Class C
Year ended February 28, 2010:
Shares sold	17,713	$134,260
Shares issued in reinvestment of dividends	39,401	267,979
Shares reacquired	(511,327)	(3,755,766)

Net increase (decrease) in shares outstanding	(454,213)	$(3,353,527)

Year ended February 28, 2009:
Shares sold	29,254	$237,997
Shares issued in reinvestment of dividends	136,076	940,286
Shares reacquired	(538,070)	(4,796,430)

Net increase (decrease) in shares outstanding	(372,740)	$(3,618,147)

Class Z
Year ended February 28, 2010:
Shares sold	38,135	$308,454
Shares issued in reinvestment of dividends	4,174	31,602
Shares reacquired	(52,006)	(406,148)

Net increase (decrease) in shares outstanding	(9,697)	$(66,092)

Year ended February 28, 2009:
Shares sold	8,064	$70,794
Shares issued in reinvestment of dividends	13,834	99,876
Shares reacquired	(75,908)	(685,970)

Net increase (decrease) in shares outstanding	(54,010)	$(515,300)

Prudential Strategic Value Fund	31

Notes to Financial Statements

continued

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .15 of 1% of the unused portion of the renewed SCA. For the period from October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13 of 1% of the unused portion of the agreement. The expiration date of the renewed SCA will be October 20, 2010. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund utilized the line of credit during the year ended February 28, 2010. The balance for the 1 day the Fund had the loan outstanding during the year was $114,000 at an interest rate of 1.24%. At February 28, 2010, the Fund did not have an outstanding loan amount.

Note 8. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

32	Visit our website at www.prudentialfunds.com

Note 9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Prudential Strategic Value Fund	33

Financial Highlights

Class A
Year Ended February 28, 2010(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.76

Income (loss) from investment operations
Net investment income	.07
Net realized and unrealized gain (loss) on investment transactions	3.16

Total from investment operations	3.23

Less Dividends and Distributions:
Dividends from net investment income	(.22)
Distributions from net realized gains	—

Total dividends and distributions	(.22)

Net asset value, end of year	$8.77

Total Return(a):	56.74%
Ratios/Supplemental Data:
Net assets, end of year (000)	$23,754
Average net assets (000)	$22,813
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.77%
Expenses, excluding distribution and service (12b-1) fees	1.52%
Net investment income	0.96%
For Class A, B, C and Z Shares:
Portfolio turnover	12%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares through June 30, 2010.
(c)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Class A
Year Ended
February 28, 2009(c)	February 29, 2008(c)	February 28, 2007(c)	February 28, 2006

$11.69	$14.00	$12.26	$11.45

.19	.20	.18	.10
(5.54)	(1.38)	1.71	.71

(5.35)	(1.18)	1.89	.81

(.07)	(.19)	(.15)	—
(.51)	(.94)	—	—

(.58)	(1.13)	(.15)	—

$5.76	$11.69	$14.00	$12.26

(46.73)%	(9.02)%	15.46%	7.07%

$17,508	$14,247	$15,970	$14,968
$24,233	$16,449	$15,214	$21,585

1.56%	1.27%	1.34%	1.52%
1.31%	1.02%	1.09%	1.27%
1.96%	1.42%	1.34%	.55%
16%	11%	7%	129%

See Notes to Financial Statements.

Prudential Strategic Value Fund	35

Financial Highlights

continued

Class B
Year Ended February 28, 2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.56

Income (loss) from investment operations
Net investment income (loss)	.02
Net realized and unrealized gain (loss) on investment transactions	3.03

Total from investment operations	3.05

Less Dividends and Distributions:
Dividends from net investment income	(.16)
Distributions from net realized gains	—

Total dividends and distributions	(.16)

Net asset value, end of year	$8.45

Total Return(a):	55.60%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,931
Average net assets (000)	$2,207
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.52%
Expenses, excluding distribution and service (12b-1) fees	1.52%
Net investment income (loss)	.23%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Class B
Year Ended
February 28, 2009(b)	February 29, 2008(b)	February 28, 2007(b)	February 28, 2006

$11.30	$13.58	$11.89	$11.19

.09	.08	.07	(.01)
(5.32)	(1.33)	1.67	.71

(5.23)	(1.25)	1.74	.70

—	(.09)	(.05)	—
(.51)	(.94)	—	—

(.51)	(1.03)	(.05)	—

$5.56	$11.30	$13.58	$11.89

(47.15)%	(9.77)%	14.57%	6.26%

$2,652	$35,243	$55,667	$61,400
$13,253	$47,942	$57,517	$66,815

2.31%	2.02%	2.09%	2.27%
1.31%	1.02%	1.09%	1.27%
.85%	.63%	.57%	(.10)%

See Notes to Financial Statements.

Prudential Strategic Value Fund	37

Financial Highlights

continued

Class C
Year Ended February 28, 2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.56

Income (loss) from investment operations
Net investment income (loss)	.02
Net realized and unrealized gain (loss) on investment transactions	3.03

Total from investment operations	3.05

Less Dividends and Distributions:
Dividends from net investment income	(.16)
Distributions from net realized gains	—

Total dividends and distributions	(.16)

Net asset value, end of year	$8.45

Total Return(a):	55.60%
Ratios/Supplemental Data:
Net assets, end of year (000)	$12,701
Average net assets (000)	$12,804
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.52%
Expenses, excluding distribution and service (12b-1) fees	1.52%
Net investment income (loss)	.21%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Class C
Year Ended
February 28, 2009(b)	February 29, 2008(b)	February 28, 2007(b)	February 28, 2006

$11.30	$13.57	$11.89	$11.19

.10	.09	.07	(.01)
(5.33)	(1.33)	1.66	.71

(5.23)	(1.24)	1.73	.70

—	(.09)	(.05)	—
(.51)	(.94)	—	—

(.51)	(1.03)	(.05)	—

$5.56	$11.30	$13.57	$11.89

(47.15)%	(9.70)%	14.57%	6.26%

$10,880	$26,334	$38,523	$41,767
$20,373	$34,794	$39,652	$46,540

2.31%	2.02%	2.09%	2.27%
1.31%	1.02%	1.09%	1.27%
1.09%	.63%	.57%	(.10)%

See Notes to Financial Statements.

Prudential Strategic Value Fund	39

Financial Highlights

continued

Class Z
Year Ended February 28, 2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.83

Income (loss) from investment operations
Net investment income	.10
Net realized and unrealized gain (loss) on investment transactions	3.18

Total from investment operations	3.28

Less Dividends and Distributions:
Dividends from net investment income	(.23)
Distributions from net realized gains	—

Total dividends and distributions	(.23)

Net asset value, end of year	$8.88

Total Return(a):	57.09%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,279
Average net assets (000)	$1,167
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.52%
Expenses, excluding distribution and service (12b-1) fees	1.52%
Net investment income	1.21%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class Z
Year Ended
February 28, 2009(b)	February 29, 2008(b)	February 28, 2007(b)	February 28, 2006

$11.82	$14.15	$12.39	$11.55

.21	.23	.21	.13
(5.60)	(1.39)	1.74	.71

(5.39)	(1.16)	1.95	.84

(.09)	(.23)	(.19)	—
(.51)	(.94)	—	—

(.60)	(1.17)	(.19)	—

$5.83	$11.82	$14.15	$12.39

(46.59)%	(8.81)%	15.74%	7.27%

$895	$2,456	$3,821	$4,499
$1,845	$3,363	$4,011	$5,246

1.31%	1.02%	1.09%	1.27%
1.31%	1.02%	1.09%	1.27%
2.08%	1.62%	1.57%	.89%

See Notes to Financial Statements.

Prudential Strategic Value Fund	41

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying statement of assets and liabilities of the Prudential Strategic Value Fund of Prudential Investment Portfolios 3 (formerly Dryden Strategic Value Fund of JennisonDryden Opportunity Funds) (hereafter referred to as the “Fund”), including the portfolio of investments, as of February 28, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the custodian, and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 21, 2010

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s fiscal year end (February 28, 2010) as to the federal tax status of dividends paid by the Fund during such fiscal year. We are advising you that in the fiscal year ended February 28, 2010, the Fund paid ordinary income dividends of $0.216 per Class A shares, $0.162 per Class B shares, $0.162 per Class C shares and $0.235 per Class Z shares, respectively.

For the fiscal year ended February 28, 2010, the Fund designates the maximum amount allowable, but not less than 100% of the ordinary income dividends paid during the fiscal year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

For the fiscal year ended February 28, 2010, the Fund designates the maximum amount allowable, but not less than 100% of the ordinary income dividends paid during the fiscal year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

In January 2011, you will be advised on IRS 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar 2010.

Prudential Strategic Value Fund	43

Results of Proxy Voting

(Unaudited)

At a special meeting of shareholders held on March 9, 2010, Fund shareholders approved a proposal to elect Trustees.

The individuals listed in the table below were elected as trustees of each Fund.* All trustees, with the exception of Mr. Benjamin, served as trustees to each Fund prior to the shareholder meeting.

Trustee	For	Withheld
Kevin J. Bannon	17,976,594.161	792,495.812

Linda W. Bynoe	17,960,602.683	808,487.290

Michael S. Hyland	17,980,476.288	788,613.685

Douglas H. McCorkindale	17,973,932.805	795,157.168

Stephen P. Munn	17,971,539.094	797,550.879

Richard A. Redeker	17,974,731.309	794,358.664

Robin B. Smith	17,973,147.205	795,942.768

Stephen G. Stoneburn	17,978,180.082	790,909.891

Judy A. Rice	17,974,701.685	794,388.288

Scott E. Benjamin	17,975,628.904	793,461.069

*	Results are for all funds within the same investment company.

See Notes to Financial Statements.

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MANAGEMENT OF THE FUND

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Kevin J. Bannon (57) Board Member Portfolios Overseen: 57	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).

Linda W. Bynoe (57) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989 -February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AM-CH, Inc. (restaurant holding company) (November 2004-February 2005).

Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 57	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Prudential Strategic Value Fund

Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 57	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (67) Board Member Portfolios Overseen: 57	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

Richard A. Redeker (66) Board Member Portfolios Overseen: 57	Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 57	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

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Interested Board Members(1)
Judy A. Rice (62) Board Member & President Portfolios Overseen: 57	President, Chief Executive Officer, Chief Operating Officer and Officer-ln-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-ln-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-ln-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.

Scott E. Benjamin (36) Board Member & Vice President Portfolios Overseen: 55	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.2020

(1)

The year that each Board Member joined the Fund’s Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2000; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2000; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Strategic Value Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years

Kathryn L. Quirk (57) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Andrew R. French (47) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.

Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who serve as President and Vice President, respectively.
(1)	The year that each individual became a Fund officer is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim; 2007; Valerie M. Simpson, 2007; Noreen M. Fierro, 2006; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007; Theresa C. Thompson, 2008.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds. The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Strategic Value Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/28/2010
	One Year	Five Year	Since Inception
Class A	47.95%	–2.38%	0.23%
Class B	50.60	–2.16	0.13
Class C	54.60	–2.00	0.13
Class Z	57.09	–1.02	1.13

Average Annual Total Returns (Without Sales Charges) as of 2/28/2010
	One Year	Five Year	Since Inception
Class A	56.56%	–1.27%	0.87%
Class B	55.60	–2.00	0.13
Class C	55.60	–2.00	0.13
Class Z	57.09	–1.02	1.13

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.82%; Class B, 2.52%; Class C, 2.52%; Class Z, 1.52%. Net operating expenses apply to: Class A, 1.77%; Class B, 2.52%; Class C, 2.52%; Class Z, 1.52%, after contractual reduction through 6/30/2011.

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The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception date: 3/30/01.

The graph compares a $10,000 investment in the Prudential Strategic Value Fund (Class A shares) with a similar investment in the Russell 1000 Value Index and the S&P 500 Index by portraying the initial account values at the commencement of operations of Class A shares (March 30, 2001) and the account values at the end of the current fiscal year (February 28, 2010) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 28, 2010, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 1000 Value Index is an unmanaged index which contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth rates. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

During the period ended February 28, 2010, the Fund charged a maximum front-end sales charge of 5.50% for Class A shares and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Prudential Strategic Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Strategic Value Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Strategic Value Fund
Share Class	A	B	C	Z
NASDAQ	SUVAX	SUVBX	SUVCX	SUVZX
CUSIP	74440K108	74440K207	74440K306	74440K405

MF502E    0176791-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended February 28, 2010 and February 28, 2009, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $43,000 and $62,607 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2010 and 2009. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2010 and 2009 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Prudential Investment Portfolios 3

By:	(Signature and Title)	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date:	April 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/S/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date:	April 22, 2010

By	(Signature and Title)	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	April 22, 2010